UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2007

MEASUREMENT SPECIALTIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	001-11906	22-2378738

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lucas Way, Hampton, VA 23666
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (757) 766-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 22, 2007, Terrence Monaghan, Group Vice President for Temperature/Optical products of Measurement Specialties, Inc. (the “Registrant”), announced his resignation, effective January 1, 2008. A copy of the press release issued by the Registrant on October 26, 2007 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this report:

99.1 Press release issued by Measurement Specialties, Inc., dated October 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Measurement Specialties, Inc.
(Registrant)

Date: October 26, 2007	By:	/s/ Frank D. Guidone
Frank D. Guidone
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press release issued by Measurement Specialties, Inc., dated October 26, 2007.